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[LOGO] ma(c)rovision                                     Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 95050

                                                             (408) 562-8400 Main
                                                              (408) 567-1800 Fax

FOR IMMEDIATE RELEASE
---------------------

                         MACROVISION CORPORATION REPORTS
                     RESULTS FOR THE SECOND QUARTER OF 2005

                 COMPANY ACHIEVES RECORD SECOND QUARTER REVENUES

SANTA CLARA, CALIF. (BUSINESS WIRE)--August 1, 2005--Macrovision Corporation (Nasdaq: MVSN) announced today second quarter 2005 net revenues of $44.4 million, an increase of 25% compared to $35.7 million in the second quarter of 2004. Pro forma earnings (before amortization of intangibles from acquisitions and adjustments for changes to our tax rate, as applicable) were $8.0 million, compared to $9.5 million in the second quarter of 2004. Pro forma diluted earnings per share for the quarter were $0.16, compared to $0.19 in the same quarter of 2004. The Company generated $16.8 million of cash from operations and its ending cash and cash equivalents, short-term investments and long term marketable securities were $268.3 million.

GAAP net income for the second quarter of 2005 was $6.1 million, compared to $8.8 million for the second quarter of 2004. Diluted GAAP earnings per share for the quarter were $0.12, compared with $0.18 for the year ago quarter.

"Our second quarter activities have been directed at building for the future," said Fred Amoroso, President and CEO at Macrovision. "With our acquisition of Zero G, we strengthened our multi-server, multi-operating system offering for complex software installation environments. Further, with our acquisition of Trymedia last week we expanded our PC games CD-ROM copy protection business into a more comprehensive full service online distribution business."

Amoroso continued, "During the quarter we made progress in gaining traction with our three new entertainment technologies' products - Hawkeye for peer-to-peer anti-piracy; CDS-300 for music copy protection; and RipGuard for preventing PC ripping. We signed several new contracts and deployed the technologies in many of the major worldwide manufacturing facilities. However, the DVD industry appears to have hit a few road bumps and our customers are forecasting lower DVD growth in future quarters. This will naturally impact our copy protection business. Looking ahead, we are lowering our FY2005 guidance for revenues to be between $205 and $215 million, and for our pro forma EPS to be between $0.89 and $0.92. For Q3 2005, we are estimating that our business will be essentially flat compared to Q2 in the range of $46-$48 million and our pro forma EPS will be in the range of $0.15 to $0.17. However, for Q4, we are expecting our traditional seasonally strong performance."

Macrovision will hold an investor conference call on August 1, 2005, at 5:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-219-6110 (OR INTERNATIONAL +1 303-262-2050) and reference the Macrovision call.


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AUGUST 1, 2005

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The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM or WWW.FULLDISCLOSURE.COM (or WWW.STREETEVENTS.COM for subscribers) on August 1, 2005 at 5:00 p.m. ET. Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's earnings conference call can be accessed until September 1, 2005.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (OR INTERNATIONAL +1 303-590-3000) AND ENTER PASSCODE 11035134#. Access to the replay is available through August 2, 2005.

ABOUT MACROVISION
Macrovision develops and markets content value management and software value management technologies for the home video, PC games, music, cable/satellite, consumer software, and enterprise software industries,. Macrovision holds a total of 204 issued or pending United States patents and 1,172 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, with other offices in Schaumburg, Illinois, San Francisco, California, the United Kingdom, Amsterdam, Frankfurt, Tel Aviv, Tokyo, Hong Kong, Taipei, Seoul and Alicante, Spain.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

(C) 2005 Macrovision Corporation. Macrovision, FLEXnet, Hawkeye, InstallShield and RipGuard DVD are registered trademarks or trademarks of Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company's forecast of future revenues and earnings, the business strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company's products to


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AUGUST 1, 2005

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achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2004 and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Macrovision uses pro forma condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, amortization of deferred stock-based compensation, impairment gains and losses on investments, and adjustments for changes to the tax rate) are excluded from the pro forma earnings calculation. The Company believes this presentation is more indicative of its ongoing operational performance. The tables below present the differences between pro forma earnings and GAAP net income on an absolute and per share basis.



                                      # # #

INVESTOR CONTACT:
Julie Davey
Macrovision Corporation
+1 (408) 562-8464
ir-info@macrovision.com
-----------------------


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AUGUST 1, 2005

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

                                           MACROVISION CORPORATION AND SUBSIDIARIES
                                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS                         SIX MONTHS
                                                                 ENDED JUNE 30,                      ENDED JUNE 30,
                                                        ---------------------------------    -------------------------------
                                                             2005              2004              2005             2004
                                                        ---------------    --------------    -------------    --------------
Net Revenues                                             $      44,414      $     35,670      $    95,671      $     73,652
Costs and expenses:
    Costs of revenues, including amortization of                 7,465             3,240           15,259             6,324
intangibles of $2,466 and $777 for the three months
ended June 30, 2005 and 2004, respectively, and
$4,882 and $1,556 for the six months ended June 30,
2005 and 2004, respectively
    Research and development                                     7,925             5,708           16,622            11,295
    Selling and marketing                                       13,027             8,770           25,948            17,326
    General and administrative                                   7,461             5,120           15,888            10,633
    Deferred compensation expense relating to
      Globetrotter                                                  --                --               --               185
    Impairment losses (gains) on investments                        --                --            5,726            (1,040)
                                                        ---------------    --------------    -------------    --------------

       Total costs and expenses                                 35,878            22,838           79,443            44,723
                                                        ---------------    --------------    -------------    --------------

Income before interest and income taxes                          8,536            12,832           16,228            28,929
Interest and other income, net                                     974               985            1,911             1,713
                                                        ---------------    --------------    -------------    --------------

Income before income taxes                                       9,510            13,817           18,139            30,642
Income taxes                                                     3,440             4,974            6,603            11,031
                                                        ---------------    --------------    -------------    --------------

Net income                                               $       6,070      $      8,843           11,536            19,611
                                                        ===============    ==============    =============    ==============

Diluted earnings per share                               $        0.12      $       0.18      $      0.22      $       0.39
                                                        ===============    ==============    =============    ==============

Shares used in computing diluted earnings per share             51,263            50,411           51,298            50,311
                                                        ===============    ==============    =============    ==============


                                           MACROVISION CORPORATION AND SUBSIDIARIES
                   PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1)
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS                         SIX MONTHS
                                                                 ENDED JUNE 30,                      ENDED JUNE 30,
                                                        ---------------------------------    -------------------------------
                                                             2005              2004              2005             2004
                                                        ---------------    --------------    -------------    --------------

Net income                                               $       6,070      $      8,843      $    11,536      $     19,611
Add:
    Amortization of intangibles from acquisitions
      (net of taxes)                                             1,767               643            3,504             1,290
    Deferred compensation expense relating to                       --                --               --               185
      Globetrotter
    Adjustment to pro-forma tax rate                               159                --              345                --
    Impairment losses (gains) on investments
      (net of taxes)                                                --                --            3,751              (670)
                                                        ---------------    --------------    -------------    --------------
Pro forma net income                                     $       7,996      $      9,486      $    19,136      $     20,416
                                                        ===============    ==============    =============    ==============

Diluted earnings per share reconciliation:
    Net income                                           $        0.12      $       0.18      $      0.22      $       0.39
    Add:
      Amortization of intangibles from
        acquisitions (net of taxes)                               0.04              0.01             0.07              0.03
      Deferred compensation expense relating to
        Globetrotter                                                --                --               --                --
      Adjustment to pro-forma tax rate                              --                --             0.01                --
      Impairment losses (gains) on investments
        (net of taxes)                                              --                --             0.07             (0.01)
                                                        ---------------    --------------    -------------    --------------

    Pro forma diluted earnings per share                 $        0.16      $       0.19      $      0.37      $       0.41
                                                        ===============    ==============    =============    ==============

Shares used in computing diluted earnings per share             51,263            50,411           51,298            50,311
                                                        ===============    ==============    =============    ==============

NOTES:

     (1)  Pro forma results for the three and six months ended June 30, 2005 and 2004 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, amortization of capitalized patents from our acquisition of TTR's assets in the second quarter of 2003, deferred compensation expense, adjustments to the pro forma tax rate, and impairment losses (gains) on investments. These costs were $1,926 for the three month period ended June 30, 2005, and $7,600 for the six month period ending June 30, 2005, net of taxes when applicable, using the Company's pro forma effective rate. The amortization expense for capitalized TTR patents included in cost of revenues was $231 and $467 for the three and six months ended June 30, 2005, respectively. The format presented above is not in accordance with Generally Accepted Accounting Principles.


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

                                      MACROVISION CORPORATION AND SUBSIDIARIES
                                  CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                                   (IN THOUSANDS)


                                                                          JUNE 30,               DECEMBER 31,
                                                                            2005                     2004
                                                                   -----------------------   ----------------------
ASSETS
    Cash and cash equivalents                                       $             132,427     $            104,957
    Restricted cash                                                                    --                      859
    Short-term investments                                                        114,487                  101,299
    Accounts receivable, net                                                       34,848                   41,468
     Prepaid expenses and other assets                                             14,370                   12,643
                                                                   -----------------------   ----------------------

       Total Current Assets                                                       296,132                  261,226

    Property and equipment, net                                                    11,507                    9,295
    Long-term marketable investment securities                                     21,377                   47,414
    Goodwill                                                                       81,519                   74,529
     Other intangibles from acquisitions, net                                      29,629                   31,185
    Deferred tax assets                                                            18,682                   17,151
    Patents and other assets                                                       11,190                   11,673
                                                                   -----------------------   ----------------------
       TOTAL ASSETS                                                 $             470,036     $            452,473
                                                                   =======================   ======================

LIABILITIES
    Accounts payable                                                $               3,702     $              5,907
    Accrued expenses and income taxes payable                                      33,454                   32,639
    Deferred revenue                                                               19,516                   14,604
                                                                   -----------------------   ----------------------

       Total Current Liabilities                                                   56,672                   53,150

     Other liabilities                                                              1,354                      979
                                                                   -----------------------   ----------------------

       TOTAL LIABILITIES                                                           58,026                   54,129

STOCKHOLDERS' EQUITY                                                              412,010                  398,344
                                                                   -----------------------   ----------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                            $             470,036     $            452,473
                                                                   =======================   ======================


MVSN 1Q05 EARNINGS RELEASE                             --END--                                               PAGE 8
AUGUST 1, 2005
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